Exhibit 99.1

New America Acquisition I Corp. Announces the Separate Trading of Its Shares of Class A Common Stock and Warrants, Commencing on January 26, 2026

New York, New York, January 26, 2026 (ACCESS Newswire) – New America Acquisition I Corp. (NYSE:NWAXU) (the “Company”), a special purpose acquisition company, today announced that, commencing on January 26, 2026, holders of the units (the “Units”) sold in the Company’s initial public offering may elect to separately trade the Company’s shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and redeemable warrants (“Warrants”) included in the Units.

Shares of Class A Common Stock and Warrants received from the separated Units will trade on the New York Stock Exchange (“NYSE”) under the symbols “NWAX” and “NWAXW,” respectively. Units that are not separated will continue to trade on NYSE under the symbol “NWAXU.” No fractional Warrants will be issued upon separation of the Units, and only whole Warrants will trade. Holders of Units will need to have their brokers contact Odyssey Transfer and Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Class A Common Stock and Warrants.

The Units were initially offered by the Company in an underwritten offering. Dominari Securities LLC (“Dominari Securities”) and D. Boral Capital LLC (“D. Boral Capital”) acted as co-book-running managers for the offering. Copies of the prospectus relating to the offering may be obtained free of charge by visiting EDGAR on the website of the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov or from Dominari Securities by email at info@dominarisecurities.com, by standard mail to Dominari Securities LLC, 725 Fifth Avenue, 23rd Floor New York, NY 10022, or by telephone at +1 (212) 393-4500; or from D. Boral Capital, Attention: Compliance Department, 590 Madison Avenue, New York, NY 10022, via email at dbccapitalmarkets@dboralcapital.com or telephone at +1 (212) 970-5150.

The registration statement relating to the securities of the Company became effective on November 19, 2025, in accordance with Section 8(a) of the Securities Act of 1933, as amended. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About New America Acquisition I Corp.

New America Acquisition I Corp. is a blank-check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The Company intends to target established U.S.-based companies that contribute to industrial capacity, technological innovation, and economic resilience, with a focus on automation, advanced manufacturing, infrastructure and energy systems. Learn more at https://newamericaacquisition.com/.

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are not historical facts and include statements regarding the Company’s plans, objectives, expectations and intentions. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and final prospectus for the Company’s initial public offering filed with the SEC, which could cause actual results to differ from forward-looking statements. Copies of these documents are available on the SEC’s website, at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this press release, except as required by law. No assurance can be given that the Company will ultimately complete a business combination transaction.

Contact

New America Acquisition I Corp.:
Brian S. Siegel, IRC®, M.B.A.

Senior Managing Director
Hayden IR - Chicago
(346) 396-8696 (o)
brian@haydenir.com

SOURCE: New America Acquisition I Corp.